IVY FUNDS

Delaware Real Estate Securities Fund
(the “Fund”)
Class A Shares

Supplement to the Fund’s Statutory and Summary Prospectus
each dated July 29, 2022
(collectively, the “Prospectuses”)

The following average annual total return table replaces the average annual total return table in the Prospectuses to restate Class A shares performance to reflect the Class A shares’ maximum sales charge.

Average annual total returns for periods ended December 31, 2021
	1 year	5 years	10 years or Lifetime
Class A return before taxes	35.37%	10.01%	10.38%
Class A return after taxes on distributions	30.63%	7.55%	8.44%
Class A return after taxes on distributions and sale of Fund shares	22.62%	7.16%	7.83%
Class C return before taxes	41.28%	10.41%	10.37%
Class I return before taxes	44.01%	11.72%	11.49%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	44.22%	11.89%	10.88%
Class R return before taxes	43.19%	11.05%	10.82%
Class Y return before taxes	43.74%	11.48%	11.25%
FTSE Nareit Equity REITs Index (reflects no deduction for fees, expenses or taxes)	43.24%	10.75%	11.38%

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated September 14, 2022.